As filed with the Securities and Exchange Commission on April 15, 2026

1933 Act File No. 333-188521 and 1940 Act File No. 811-22842

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Post-Effective Amendment No. 183

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 185

FORUM FUNDS II
190 Middle Street, Suite 101
Portland, Maine 04101

(207) 347-2000

Alison Fuller
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W., Suite 700
Washington, DC 20006-1871

Copies to:

Zachary Tackett
Apex Fund Services
190 Middle Street, Suite 101
Portland, Maine 04101

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ ]	on , pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on , pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[X]	on July 15, 2026, pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Sound Shore Fund

Sound Shore Fund seeks growth of capital using a value-oriented approach. Shares of the Fund are offered to investors without any sales charge or Rule 12b-1 (distribution) fees.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Subject to completion as filed with the securities and exchange commission

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the securities and exchange commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS [_], 2026 Investor Class Ticker Symbol: SSHFX Institutional Class Ticker Symbol: SSHVX

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance Bar Chart and Table	4
Investment Adviser	6
Portfolio Managers	6
Purchasing or Selling Your Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	8
Additional Information	9
Who May Want to Invest in the Fund	9
More Information about Fund Principal Investments, Risks and the Scope of Portfolio Investments	9
Management	14
Adviser	14
Portfolio Managers	14
Other Service Providers	15
Fund Expenses	15
Your Account	16
General Information	16
How to Contact the Fund	16
Buying Shares	17
Selling Shares	21
Retirement Accounts	24
Voluntary Conversions	24
Involuntary Conversions and Redemptions	25
Other Information	26
Distributions	26
Taxes	26
Financial Highlights	28

Investment Objective

The investment objective of Sound Shore Fund (the “Fund”) is growth of capital.

Fees and Expenses

The following tables describe the various fees and expenses that you may pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	x.xx%	x.xx%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	x.xx%	x.xx%
Total Annual Fund Operating Expenses	x.xx%	x.xx%
Fee Waiver and/or Expense Reimbursement	x.xx%	(x.xx)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	x.xx%	x.xx%

(1)	Estimated expenses for the current fiscal year.
(2)	The Adviser has contractually agreed to limit its investment advisory fee and reimburse expenses as necessary to ensure that the net annual operating expenses (excluding all advisory fees, taxes, interest, portfolio transaction expenses, brokerage commissions, acquired fund fees and expenses, proxy expenses, and extraordinary expenses) do not exceed x.xx% for Institutional Shares through [_], 2027 (the “Expense Cap”).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect for the Institutional Class shares through May 1, 2027. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$xx	$xxx
Institutional Class	$xx	$xxx

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Portfolio Turnover

The Fund pays transaction costs, such as broker commissions, when it buys and sells equity securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s (defined below) portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio. The Adviser considers Large Cap companies to be those with market capitalizations in excess of $10 billion at the time of purchase (“Large Cap”). The Adviser considers Mid Cap companies to be those with market capitalizations between $1 billion and $10 billion at the time of purchase (“Mid Cap”). The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of December 31, 2025, the Fund had invested 18.7% in the Financials sector, 16.9% in the Information Technology sector and 15.2% in the Health Care sector. The investment strategy is built upon three components:

Disciplined Approach — Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion — The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction. The Adviser also considers governance as well as environmental and social factors as appropriate. While valuation, governance, environmental and social factors are analyzed, the evaluation of all key investment considerations is industry- and company-specific. Consequently, no one issue necessarily disqualifies a company from investment and no individual characteristic must be present prior to investment.

Long-Term Orientation — The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts.

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Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down
●	Value stocks fall out of favor with the stock market
●	The stock market continues to undervalue the stocks in the Fund’s portfolio
●	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Investment Risk. The Fund may invest in securities the Fund believes are undervalued. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Market Events Risk. Disruptive events with geopolitical consequences, including Russia's invasion of Ukraine, and pandemics, may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to sell portfolio holdings, which may negatively impact the Fund’s NAV.

Mid-Sized Capitalization Company Risk. Investments in mid capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Foreign Investments Risk. Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Sector Risk. The Fund’s investments may be more weighted in one or more sectors or industries. Negative developments affecting those sectors or industries may result in greater market risk to the Fund than to a fund that is not weighted in those sectors. The industries that comprise a sector may react similarly to changes in market conditions. Therefore, the value of the Fund’s portfolio investments may be more sensitive to developments affecting those sectors.

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Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Information Technology Sector Risk. The information technology sector includes, for example, artificial intelligence, internet, semiconductor, software, hardware and technology equipment companies. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

Health Care Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims, among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Performance Bar Chart and Table

The information shown below reflects the historical performance of Sound Shore Fund, Inc. (the “Predecessor Fund”). Effective as of the close of business on [_], 2026, the Predecessor Fund was reorganized into the Fund (the “Reorganization”). Upon completion of the Reorganization, the Fund assumed the performance, financial, accounting and other historical information of the Predecessor Fund’s shares. The Predecessor Fund and the Fund have identical investment objectives, strategies and restrictions. The Predecessor Fund's performance is included because the Fund believes that the performance information presented is sufficiently relevant to merit consideration by prospective Fund investors. The performance of the Predecessor Fund is not the performance of the Fund, has not been restated to reflect the fees, expenses, and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund's future performance. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been different than the performance shown in the bar chart and Average Annual Total Returns table below. The Adviser and portfolio managers of the Fund are the same members of the Adviser and portfolio

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management team of the Predecessor Fund. The Fund has the same, or lower, expenses as the Predecessor Fund.

The following chart illustrates the variability of the returns of the Predecessor Fund’s Investor Class shares. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Class performance from year-to-year and how the Fund’s average annual returns for 1, 5, and 10 years compare to a broad measure of market performance as well as a secondary benchmark the Adviser believes is more aligned with the Fund’s investment strategy. The Institutional Class would have substantially similar annual returns to those of the Investor Class because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have a lower expense ratio. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. To obtain updated performance information, please visit the Fund’s website at www.soundshorefund.com or call (800) 551-1980.

The following chart shows the annual total return of the Fund’s Investor Class for the last ten years.

Annual Returns as of December 31

During the periods shown in the chart above, the highest calendar quarterly return was 21.03% (for the quarter ended December 31, 2020) and the lowest quarterly return was -29.17% (for the quarter ended March 31, 2020).

The following table shows the average annual total returns of the Predecessor Fund’s Institutional Class Investor Class, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares as of December 31, 2025, compared to the average annual returns of a

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broad measure of market performance as well as a secondary benchmark the Adviser believes is more aligned with the Fund’s investment strategy.

	1 Year	5 Years	10 Years
Institutional Class - Return Before Taxes	18.42%	13.71%	11.48%
Investor Class - Return Before Taxes	18.20%	13.49%	11.28%
Investor Class - Return After Taxes on Distributions	14.48%	9.67%	8.35%
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	12.86%	9.83%	8.41%
S&P 500® Index (does not reflect deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (does not reflect deductions for fees, expenses or taxes)	15.91%	11.33%	10.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. When returns before taxes are negative, the return after taxes on distributions and sale of Fund shares may exceed the Fund’s other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

Sound Shore Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

The Adviser’s portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund are John P. DeGulis, David B. Bilik and Peter B. Evans.

John P. DeGulis President of the Adviser, has been with the Adviser since January 1996 and has served as a portfolio manager of the Fund since 2003.

David B. Bilik has been with the Adviser since 2003 and has served as portfolio manager of the Fund since 2024.

Peter B. Evans has been with the Adviser since 2005 and has served as a portfolio manager of the Fund since 2024.

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Purchasing or Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (Sound Shore Fund, P.O. Box 588, Portland, Maine 04112), wire transfer, or telephone at (800) 551-1980. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Investor Class

The standard minimum initial investment for Investor Class, electronic Fund transfers and systematic investment plans is $10,000 and $2,000 for Traditional and Roth IRA Accounts. There is no minimum investment for additional investments except in the case of electronic Fund transfers and systematic investment plans in which case the minimum is $50. The standard minimum initial investment may be lower if made through certain broker-dealers.

Institutional Class

The minimum initial investment amount is $1,000,000 for the Institutional Class of the Fund. There is no minimum for subsequent investments in the Institutional Class, except in the case of systematic investment plans, in which case the minimum is $1,000. The Fund may reduce or waive the minimum initial investment amount in some cases. Investors purchasing the Institutional Class through financial intermediaries may be subject to different minimums or charges imposed by such intermediaries.

The minimum initial investment for the Institutional Class requirement may be modified or waived in the Fund’s discretion for initial investments: (1) through banks, broker-dealers and other financial institutions in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) by qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) by defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) made in connection with certain mergers and/or reorganizations as approved by the Adviser; or (5) for individual accounts under common control that together aggregate $1,000,000 or more.

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Subsequent withdrawals from such tax-deferred arrangements may be taxable.

7

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

●	You are willing to tolerate significant changes in the value of your investment
●	You are pursuing a long-term goal
●	You are willing to accept higher short-term risk for potential long-term returns

The Fund may not be appropriate for you if:

●	You want an investment that pursues market trends or focuses only on particular industries
●	You need regular income or stability of principal
●	You are pursuing a short-term goal or investing emergency reserves

More Information about Fund Principal Investments, Risks and the Scope of Portfolio Investments

Investment Objective

The investment objective of the Fund is growth of capital. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio.

The investment strategy is built upon three components:

Disciplined Approach — Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion — The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction. The Adviser also considers governance as well as environmental and social factors as appropriate. While valuation, governance, environmental and social factors are analyzed, the evaluation of all key investment considerations is industry- and company-specific. Consequently, no one issue necessarily disqualifies a company from investment and no individual characteristic must be present prior to investment.

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Long-Term Orientation — The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing. Given this investment time horizon, under most circumstances, the Adviser does not intend to engage in active and frequent trading of portfolio securities in order to achieve its principal investment strategies.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of December 31, 2025, the Fund had invested 18.7% in the Financials sector, 16.9% in the Information Technology sector and 15.2% in the Health Care sector.

As non-principal investment strategies, the Fund may invest in other types of securities such as U.S. government or government agency obligations, corporate debt securities, preferred stock, and convertible securities when deemed appropriate by the Adviser of the Fund. The Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to retain flexibility in meeting redemptions and paying expenses. In addition, in order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. There is no assurance that the Fund will achieve its investment objective.

A stock is sold when it either achieves the Adviser’s target valuation or when the Adviser materially reduces earnings estimates.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down
●	Value stocks fall out of favor with the stock market
●	The stock market continues to undervalue the stocks in the Fund’s portfolio
●	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Value Investment Risk. The determination that a stock is undervalued is subjective, the market may not agree and the stock’s price may not rise to what the Adviser believes is its full value. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

10

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Disruptive events with geopolitical consequences, including pandemics and natural disasters, may destabilize world economies and cause market turbulence. Trade barriers and other protectionist trade policies (including those in the U.S.) may also increase market turbulence. Similarly, policy changes by the Federal Reserve and/or other government actors, including changes in interest rates, could cause or increase volatility in the financial markets. Increases in market volatility may lead to reductions in market liquidity, which may make it more difficult for the Fund to purchase and sell portfolio holdings at favorable market prices and make the Fund’s net asset value fluctuate materially. To the extent that the Fund experiences high redemptions during periods of market turbulence, the Fund’s performance may be adversely affected, as the Fund may not be able to sell portfolio holdings at favorable prices, or may be required to sell portfolio holdings, which may result in higher taxes when Fund shares are held in a taxable account. In addition, the Fund may experience increased portfolio turnover, which will increase its costs and adversely impact its performance.

Russia's recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section.

Mid-Sized Capitalization Company Risk. Investments in mid capitalization companies may entail greater risks, and their securities’ prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of mid capitalization companies may be traded in lower volume and be less liquid. The general market may not favor mid capitalization companies in which the Fund invests and as a result the Fund could underperform the general market. Mid capitalization companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Foreign Investments Risk. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, increased taxation or confiscation of investors’ assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer’s securities may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or

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developing markets. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Sector Risk. The Fund’s investments may be more weighted in one or more sectors or industries. Negative developments affecting those sectors or industries may result in greater market risk to the Fund than to a fund that is not weighted in those sectors. The industries that comprise a sector may react similarly to changes in market conditions. Therefore, the value of the Fund’s portfolio investments may be more sensitive to developments affecting those sectors.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Information Technology Sector Risk. The information technology sector includes, for example, artificial intelligence, internet, semiconductor, software, hardware and technology equipment companies. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

Health Care Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims, among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

More information about permissible investments can be found under “Investment Strategies and Risks” in the Statement of Additional Information (“SAI”).

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Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

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The Fund is an open-end investment company (mutual fund). The business of the Fund is managed under the oversight of the Board of Directors. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Fund’s executive officers, may be found in the SAI.

Adviser

Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06830, has served as investment adviser to the Fund since the Fund’s inception in 1985. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser received an advisory fee of x.xx% (net of fees waived or reimbursed) of the average daily net assets of the Fund for the fiscal year ended December 31, 2025.

As of March 31, 2026, the Adviser managed $X.XX billion on a discretionary basis and provided a model portfolio for $X.X billion of non-discretionary assets.

A discussion summarizing the factors which the Board most recently considered in connection with the continuation of the Investment Advisory Agreement between the Fund and the Adviser will be included in the Fund’s reports on Form N-CSR.

Portfolio Managers

The Adviser's portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund are Messrs. DeGulis, Bilik and Evans.

Their business experience and educational background are as follows:

John P. DeGulis received a B.A. in Economics from Northwestern University, and M.B.A. from Columbia Business School. He joined the Adviser as an analyst in 1996 and became a portfolio manager in 2003.

David B. Bilik received a B.A. in Economics from Williams College, and M.B.A. from Columbia Business School. He joined the Adviser as an analyst in 2003 and became a portfolio manager in 2024.

Peter B. Evans holds the Chartered Financial Analyst designation and received a B.A. in Government and Sociology from Dartmouth College, and M.B.A. from Columbia Business School. He joined the Adviser as an analyst in 2005 and became a portfolio manager in 2024.

The Fund’s SAI provides additional information about each portfolio manager’s respective compensation, other accounts managed by each portfolio manager, and each portfolio manager’s respective ownership in the Fund.

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Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides certain administration and portfolio accounting services to the Fund.

Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Apex, provides certain transfer agency services to the Fund.

Foreside Fund Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), the Fund’s principal underwriter, acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor is not affiliated with the Adviser, Apex or their affiliated companies.

Fund Expenses

The Fund pays for all of its expenses. The Adviser or other service providers may voluntarily waive all or any portion of their fees and reimburse certain expenses of the Fund applicable to either class. Any waiver or reimbursement would have the effect of increasing the performance of the class for the period during which the waiver was in effect. As set forth in a footnote to the “Fees and Expenses” tables, the Adviser has contractually agreed to reimburse certain expenses of the Institutional Class, which has the effect of increasing the Institutional Class’ performance while it is in effect.

For its service as Transfer Agent for the Investor Class, the Fund’s transfer agent charges a fee of 10 basis points per annum (reflected in the Fund’s fees and expenses table as a component of “Other Expenses”) based on Investor Class assets under management. In the case of Investor Class shares that are bought directly from the Fund, the transfer agent acts as a full service transfer agent. In the case where shares are bought through a financial intermediary such as a mutual fund platform or broker-dealer, the financial intermediary effectively provides sub transfer agent services that the transfer agent would otherwise have had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries the transfer agent fee it receives from the Fund for its services to the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary. The agreement further provides that for efficient payment purposes, the Adviser is responsible for paying the full fee to the financial intermediaries, subject to reimbursement to it by the Fund’s transfer agent of the transfer agent fee.

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General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase or sell shares at the net asset value of a share, or NAV, next calculated after the transfer agent receives your request in proper form. For instance, if the transfer agent receives your purchase request in proper form prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time), your transaction will be priced at that day’s NAV. If the transfer agent receives your purchase request after the close, your transaction will be priced at the next day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation or quarterly statement.

How to Contact the Fund

Telephone the Fund at:

(800) 551-1980 (toll free)

Website Address:

www.soundshorefund.com

Wire investments (or electronic funds

transfer (“EFT”) payments):

Please contact the transfer agent at

(800) 551-1980 (toll free) to obtain

the ABA routing number and account

number for the Fund.

Write to the Fund at:

Sound Shore Fund

P.O. Box 588

Portland, ME 04112

Overnight Address:

Sound Shore Fund

c/o Apex Fund Services

190 Middle Street, Suite 101

Portland, Maine 04101

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

When and How NAV is Determined The Fund calculates its NAV as of the close of the New York Stock Exchange on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the New York Stock Exchange closes early. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

The Fund values securities for which market quotations are readily available at current market value (other than certain short-term securities which may be valued at amortized cost). Exchange traded securities for which market quotations are readily available are valued using the last quoted sales price, or official closing price, as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices, as provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing

16

securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has designated the Adviser as the Fund's valuation designee, subject to its oversight. The Adviser will make any fair value determinations for securities and other assets held by the Fund. The Adviser will make such determinations, in accordance with policies and procedures that have been approved by the Board, if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading.

Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Transactions through Third Parties If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

Buying Shares

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by a governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Make Payments All investments must be made by check, EFT, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. Absent the granting of an exception consistent

17

with the Fund’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).

Checks For individual, sole proprietorship, joint and Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Sound Shore Fund” or to one or more owners of the account and endorsed to “Sound Shore Fund” For all other accounts, the check must be made payable on its face to “Sound Shore Fund” A $20 charge may be imposed on any returned checks.

Purchases by EFT This service allows you to purchase additional shares through an electronic transfer of money (up to $25,000 per day) from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (800) 551-1980 to request an EFT transaction.

Wires You may instruct your financial institution with whom you have an account to make a Federal Funds wire payment to the Fund. Your financial institution may charge you a fee for this service. For information on how to request a wire transfer please telephone us toll-free at (800) 551-1980.

Account Application and Customer Identification and Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted if you meet the minimum investment requirement, unless modified or waived as provided in this prospectus, and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund

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decides to close your account and to remit proceeds to you via check if your original check has cleared the bank or if you paid by wire. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

Foreign Shareholder Policy In light of the U.S. Department of the Treasury’s Financial Crimes Enforcement Network (FinCEN) requirement that mutual funds assess the Anti-Money Laundering risks associated with shareholder accounts maintained by foreign financial institutions and the fact that the Fund is not registered for sale outside the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy with respect to prospective or current shareholders reporting foreign addresses.

The Fund will only accept new account applications or requests for additional purchase that (1) reflect a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) reflect a U.S. military address; or (3) are in the name of a U.S. citizen that is residing outside the U.S. or its territories and (4) in every case is associated with a valid U.S. taxpayer identification number.

Limitations on Frequent Purchases and Redemptions [Placeholder]

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	● Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. ● The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

●    Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.

●    Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

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Type of Account	Requirement
Trusts (including corporate pension plans) These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.

●    The trust must be established before an account may be opened.

●    Provide the first and signature pages from the trust document identifying the trustees.

●    Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust.

Investment Procedures

How to Open an Account	How to Add to Your Account
By Check ● Call or write us for an account application. ● Complete the application (and other required documents). ● Mail us your application (and other required documents) and a check.	By Check ● Fill out an investment slip from a confirmation statement or write us a letter. ● Write your account number on your check. ● Mail us the slip (or your letter) and a check.

By Wire

●    Call or write us for an account application and wire instructions.

●    Complete the application (and other required documents).

●    Call us to fax the completed application (and other required documents) and we will assign you an account number.

●    Mail us your original application (and other required documents).

●    Instruct your bank to wire your money to us.

By Wire ● Call to notify us of your incoming wire and to obtain wire instructions. ● Instruct your bank to wire your money to us.

By EFT Payment (Investor Class only)

●    Call or write us for an account application.

●    Complete the application (and other required documents).

●    Call us to fax the completed application (and other required documents) and we will assign you an account number.

●    Mail us your original application (and other required documents).

●    We will electronically debit your purchase proceeds from your selected financial institution account.

●    EFT purchases are limited to $25,000 per day.

By Systematic Investment

●    Complete the systematic investment section of the application.

●    Attach a voided check to your application.

●    Mail us the completed application and the voided check.

●    We will electronically debit your purchase proceeds from your selected financial institution account.

●    Purchases are limited to $25,000 per day.

By Internet (Investor Class only)

●    Visit our website www.soundshorefund.com.

●    Complete the application (and other required documents).

●    We will electronically debit your purchase proceeds from your selected financial institution account.

●    EFT purchases are limited to $25,000 per day.

By Internet ● You can perform purchases of shares online if you have existing bank instructions on your account. ● EFT purchases are limited to $25,000 per day.

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Systematic Investments You may invest a specified amount of money (up to $25,000 per day) in the Fund once or twice a month on specified dates. These payments are taken from your bank account by EFT payment. Systematic investments must be for at least $50 for Investor Class Shares and $1,000 for Institutional Class Shares.

Canceled or Failed Payments The Fund accepts checks and EFT transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or EFT transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly. Upon receipt of your redemption request in good order, the Fund typically expects to send redemption proceeds to you within one business day. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days. The Fund may seek to meet such redemption requests through one or more of the following means: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in-kind.

How to Sell Shares from Your Account

By Mail*

●    Prepare a written request including:

●    Exact name(s) in which the account is registered.

●    Your account number.

●    The Fund name.

●    The dollar amount or number of shares you want to sell.

●    How and where to send your proceeds.

●    Provide a signature guarantee in certain circumstances (See “Signature Guarantee Requirements”).

●    Provide other documentation in certain circumstances.

●    Mail us your request and documentation.

By Wire or EFT

●    Wire or EFT requests are only available if you provided bank account information on your account application and your wire redemption request is for $10,000 (except for systematic withdrawals) or more and you did not decline wire or EFT redemption privileges on your account application.

●    Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or

●    Mail us your request (See “By Mail”).

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How to Sell Shares from Your Account

By Telephone

●    Call us with your request (unless you declined telephone redemption privileges on your account application).*

●    Provide the following information:

●    Your account number.

●    Exact name(s) in which the account is registered.

●    Provide an additional form of identification.

●    Provide a signature guarantee, in certain circumstances. (See “Signature Guarantee Requirements”).

●    Your proceeds will be:

●    Mailed to you or

●    Electronically credited to your account at the financial institution identified on your account application.

Systematically

●    Complete the systematic withdrawal section of the application.

●    Attach a voided check to your application.

●    Mail us your completed application.

●    Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application.

* For IRA redemptions, call us for information on submitting an IRA distribution request.

By Internet

●    Log on to your account from the Fund website.

●    Select the “Redemption” option under the “Account Listing” menu.

●    Follow the instructions provided.

●    Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent follows reasonable procedures to verify that the telephone order is genuine.

Wire or EFT Redemptions You may have your redemption proceeds sent to you by wire or EFT if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000, except for systematic withdrawals. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

Systematic Withdrawal If you own Investor Class shares of the Fund with an aggregated value of at least $10,000 or if you own Institutional Class Shares of the Fund with an aggregate value of at least $1 million, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by EFT payment. Systematic withdrawal requests for Investor Class Shares must be for at least $100 and for Institutional Class Shares must be for at least $1,000, and can lead to an involuntary conversion or redemption

22

when a withdrawal would bring the account below the investment minimum for Institutional Class. See “Involuntary Conversions and Redemptions,” below.

Signature Guarantee Requirements

Medallion Signature Guarantee Program – Financial Transactions To protect you and the Fund against fraud, certain redemption options will require a signature guarantee provided by an institution that is a member of a recognized Medallion Signature Guarantee Program. A signature guarantee verifies the authenticity of your signature. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a recognized Medallion Signature Guarantee Program guarantor.

The Fund and the transfer agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

●	Written requests to redeem $100,000 or more
●	Add/change banking instructions
●	Redemption from an account for which the address or account registration has changed within the last 30 days
●	Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
●	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

Signature Validation Program – Non-Financial Transactions The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public can not provide an SVP stamp.

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The Fund accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

●	A Change in Shareholder’s name
●	Add/Change authorized account traders
●	Add/Change Trustee
●	UTMA/UGMA custodian change

The Fund and the transfer agent reserve the right to require signature guarantees on all financial and non-financial transactions.

Redemption In Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund’s assets).

Lost Accounts and Uncashed Checks The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. In addition, in cases where checks of $25 or more have been sent to investors that have not been cashed for a period of time, the Transfer Agent will provide a written notification to the payee unless that payee has already been determined to be a lost security holder. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Retirement Accounts

You may invest in Fund shares through IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made. Telephone redemptions are not available for IRA accounts.

Voluntary Conversions

Shares of the Fund’s Institutional Class may be converted into Investor Class shares of the Fund. If a shareholder who desires to convert his or her account from a third-party intermediary that holds Institutional Class shares to a direct account with the Fund’s Transfer Agent is not eligible to meet the Institutional Class’ minimum investment amount, the shareholder may elect to convert his or her Institutional Class shares into a direct account in the shareholder’s name with shares of the Investor Class provided such conversion meets

24

with the investment criteria set forth in this prospectus, for the Investor Class. In addition, shares of the Fund’s Investor Class may be converted into Institutional Class shares provided such conversion meets the investment criteria set forth in this prospectus for the Institutional Class.

A conversion involves the exchange of shares of one class for shares of the other class on a tax free basis at the respective NAVs of such classes after receipt of a conversion request in proper form. The Fund reserves the right to reject specific conversion orders and, on 60 days’ prior written notice, to suspend, modify or terminate a shareholder’s ability to make voluntary conversions. There is no sales load, fee or other charge imposed by the Fund on a conversion of shares. For federal income tax purposes, a voluntary conversion generally will not result in a recognition by the investor of gain or loss. A shareholder should contact the Transfer Agent or the shareholder’s third-party intermediary before effecting such a conversion.

Conversion requests may be sent via mail or by calling (800) 551-1980. The following information must be provided by the shareholder or authorized person on the account in question:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The dollar value of the amount to be converted;
4.	The signatures of all account owners exactly as they are registered on the account.

Involuntary Conversions and Redemptions

As set forth in the account application, if the value of your account falls below the minimum initial investment amount of $10,000 (not including IRAs) for Investor Class Shares and $1 million for Institutional Class Shares (unless modified or waived as provided in this prospectus) or you otherwise no longer qualify as an eligible investor, your account may be subject to involuntary redemption or, in the case of Institutional Class shares, involuntary conversion, as applicable. You will be notified in writing that unless you choose within the period specified in writing to receive full redemption of your Institutional Class shares, your Institutional Class shares will be converted to an account in the Investor Class without imposition of any charges and such conversion shall made on a tax-free basis. The Fund reserves the right to involuntarily redeem shares of accounts that no longer meet the eligible investor or minimum investment criteria of the Institutional Class or Investor Class as set forth in this prospectus. If your Institutional Shares account was converted to an Investor Class account based on the conversion feature described in this paragraph and you determine later that it becomes eligible to meet the minimum investment amount of the Institutional Class, you may request a voluntary conversion by contacting the Transfer Agent. The Fund does not provide for automatic conversion or notice of eligibility in cases where an existing Investor Class shareholder’s account meets the minimum investment requirement (unless modified or waived as provided in this prospectus) for Institutional Class shares.

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Distributions

The Fund declares distributions from net investment income and pays those distributions semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. However, if a distribution is less than $5, your proceeds will be reinvested in additional shares. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” currently taxable to individuals at a maximum Federal income tax rate of 20%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares may be a taxable transaction for Federal income tax purposes. You will recognize a gain or loss in such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

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The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate, currently 24%, on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

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The following tables are intended to help you understand the Fund’s financial performance for the past five years. Effective as of the close of business on [ ], 2026, the Sound Shore Fund, Inc. (the "Predecessor Fund") was reorganized into the Fund (the "Reorganization"). Upon the completion of the Reorganization, the Fund assumed the performance, financial, accounting and other historical information of the Predecessor Fund's shares. Certain information reflects financial results for a single Fund share. Total return in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by [ ], the Fund’s independent registered public accounting firm. The report of the Fund’s independent registered public accounting firm, along with the Fund’s financial statements are available upon request.

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Year Ended December 31,
	2025	2024	2023	2022	2021
Investor Class Shares
Net Asset Value, Beginning of Year	$38.42	$39.43	$35.10	$41.16	$42.29
Investment Operations
Net investment income (a)	0.35	0.44	0.33	0.36	0.41
Net realized and unrealized gain (loss) on investments	6.64	8.50	5.78	(4.75)	9.66
Total from Investment Operations	6.99	8.94	6.11	(4.39)	10.07
Distributions from
Net investment income	(0.42)	(0.50)	(0.27)	(0.35)	(0.44)
Net realized gains	(5.02)	(9.45)	(1.51)	(1.32)	(10.76)
Total Distributions	(5.44)	(9.95)	(1.78)	(1.67)	(11.20)
Net Asset Value, End of Year	$39.97	$38.42	$39.43	$35.10	$41.16
Total Return	18.20%	22.54%	17.45%	(10.59)%	23.76%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$536,483	$533,077	$499,178	$519,227	$671,380
Ratios to Average Net Assets:
Expenses	0.95%	0.95%	0.96%	0.94%	0.93%
Net Investment Income	0.88%	0.97%	0.90%	0.94%	0.85%
Portfolio Turnover Rate (b)	77%	77%	69%	72%	44%

(a)	Calculated based on average shares outstanding during each year.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
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These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Year Ended December 31,
	2025	2024	2023	2022	2021
Institutional Class Shares
Net Asset Value, Beginning of Year	$39.11	$39.94	$35.50	$41.56	$42.59
Investment Operations
Net investment income (a)	0.44	0.53	0.41	0.43	0.51
Net realized and unrealized gain (loss) on investments	6.76	8.63	5.84	(4.78)	9.70
Total from Investment Operations	7.20	9.16	6.25	(4.35)	10.21
Distributions from
Net investment income	(0.46)	(0.54)	(0.30)	(0.39)	(0.48)
Net realized gains	(5.02)	(9.45)	(1.51)	(1.32)	(10.76)
Total Distributions	(5.48)	(9.99)	(1.81)	(1.71)	(11.24)
Net Asset Value, End of Year	$40.83	$39.11	$39.94	$35.50	$41.56
Total Return	18.42%	22.82%	17.67%	(10.40)%	23.95%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$451,155	$465,472	$406,369	$381,109	$575,184
Ratios to Average Net Assets:
Expenses (gross) (b)	0.86%	0.85%	0.86%	0.85%	0.83%
Expenses (net)	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income	1.09%	1.16%	1.11%	1.13%	1.03%
Portfolio Turnover Rate (c)	77%	77%	69%	72%	44%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements. The total return would be lower had such reductions not occurred.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
29

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

U.S. Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Stradley Ronon Stevens & Young, LLP

Washington, DC

Independent Registered Public Accounting Firm

[_]

[_]

FOR MORE INFORMATION

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

Sound Shore Fund
P.O. Box 588
Portland, Maine 04112
(800) 551-1980 (toll free)

The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund’s website at: www.soundshorefund.com.

Securities and Exchange Commission Information

Free copies of the annual/semi-annual reports and the SAI are available on the EDGAR database on the SEC’s website at www.sec.gov.

You can also get copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov

Investment Company Act File No. 811-04244

207-PRU-0526

STATEMENT OF ADDITIONAL INFORMATION

[_], 2026

Sound Shore Fund

SUBJECT TO COMPLETION AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING . AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Class	Ticker
Institutional	SSHVX
Investor	SSHFX

FUND INFORMATION

Sound Shore Fund
P.O. Box 588

Portland, Maine 04112

www.soundshorefund.com

INVESTMENT ADVISER:

Sound Shore Management, Inc.

8 Sound Shore Drive

Greenwich, Connecticut 06830

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

Atlantic Shareholder Services, LLC

P.O. Box 588

Portland, Maine 04112

(800) 551-1980

This Statement of Additional Information, or SAI, supplements the Prospectus dated [_], 2026, as it may be amended from time to time (the “Prospectus” offering Investor and Institutional Shares of Sound Shore Fund (the “Fund”), a series of Forums Funds II (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by contacting shareholder services at the address or telephone number listed above. You may also obtain the Prospectus on the Fund's website, www.soundshorefund.com. This SAI is incorporated by reference into the Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Predecessor Fund of Sound Shore Fund for the fiscal year ended December 31, 2025 are incorporated by reference into this SAI. Copies of the Annual Report to shareholders and are incorporated by reference into this SAI may be obtained, without charge, upon request by contacting shareholder services at the address or telephone number listed above or by visiting the Fund’s web site at the URL address above.

TABLE OF CONTENTS

KEY DEFINED TERMS		1
INVESTMENT STRATEGIES AND RISKS		2
INVESTMENT LIMITATIONS		10
A.	Fundamental Limitations	10
B.	Non-Fundamental Limitations	11
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		12
A.	Board of Trustees	12
B.	Principal Officers of the Trust	15
C.	Ownership of Securities of the Adviser and Related Companies	15
D.	Information Concerning Trust Committees	15
E.	Compensation of Trustees and Officers	16
F.	Investment Adviser	16
G.	Distributor	18
H.	Other Fund Service Providers	19
PORTFOLIO TRANSACTIONS		21
A.	How Securities are Purchased and Sold	21
B.	Commissions Paid	21
C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	21
D.	Counterparty Risk	21
E.	Transactions through Affiliates	22
F.	Other Accounts of the Adviser	22
G.	Portfolio Turnover	22
H.	Securities of Regular Broker-Dealers	22
I.	Portfolio Holdings	22
PURCHASE AND REDEMPTION INFORMATION		24
A.	General Information	24
B.	Additional Purchase Information	24
C.	Additional Redemption Information	24
TAXATION		26
A.	Qualification for Treatment as a Regulated Investment Company	26
B.	Fund Distributions	28
C.	Certain Tax Rules Applicable to Fund Transactions	30
D.	Federal Excise Tax	33
E.	Redemption of Shares	33
F.	State and Local Taxes	34
G.	Backup Withholding	34
H.	Foreign Income Tax	34
I.	Non-U.S. Investors	35
OTHER MATTERS		36
A.	The Trust and its Shareholders	36
B.	Fund Ownership	37
C.	Limitations on Shareholders’ and Trustees’ Liability	37
D.	Proxy Voting Procedures	38
E.	Code of Ethics	38
F.	Registration Statement	38
G.	Financial Statements	38
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS		A-1
APPENDIX B – MISCELLANEOUS TABLES		B-1
APPENDIX C – TRUST PROXY VOTING PROCEDURES		C-1
APPENDIX D – ADVISER PROXY VOTING PROCEDURES		D-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Adviser” means Sound Shore Management, Inc., the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a regulated investment company under Subchapter M of the IRC.

“SEC” means the U.S. Securities and Exchange Commission.

1

INVESTMENT STRATEGIES AND RISKS

The Fund is a diversified open-ended series of the Trust, a Delaware statutory trust. On [ ], 2026, Sound Shore Fund, Inc. (the "Predecessor Fund"), a Maryland corporation, was reorganized into a series of the Trust and was renamed the Sound Shore Fund. As a result of the reorganization, as of the close of business on [ ], 2026, the Fund assumed the performance and accounting history of the Predecessor Fund.. This section supplements, and should be read in conjunction with, the Prospectus. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks of investing in the Fund. That said, the following paragraphs provide more detail regarding the fund’s investment policies and the associated risks.

Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

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Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Fixed-Income Securities

The Fund may invest in debt securities including corporate debt obligations, U.S. Government Securities, and variable and floating rate securities.

Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an organization providing ratings or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. The Fund may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation.

Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce its performance.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. The Fund considers U.S. Government Securities to include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal Home Loan Banks). These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the Treasury and FHFA announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to the Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets)

3

might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The Fund may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to the Fund shareholder over the life of the security.

The Fund may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

Variable and Floating Rate Securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled

4

to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

General Risk. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed-income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. The Fund’s investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are rated by an organization providing ratings in the top four long-term rating categories or in the top two short-term rating categories. Moody’s, S&P’s and other organization providing ratings are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer’s current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Securities of Investment Companies

Open-End and Closed-End Investment Companies. The Fund may invest in shares of other open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities is generally limited to 3% of the outstanding voting stock of any other investment company, 5% of the Fund’s total assets in any other investment company, and 10% of the Fund’s total assets in all other investment companies combined. Notwithstanding these restrictions, the Fund may invest any amount, pursuant to Rule 12d1-1 under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which

5

operate in accordance with Rule 2a-7 of the 1940 Act. In addition, the Fund may invest in other investment companies in excess of these limits pursuant to Rule 12d1-4 under the 1940 Act.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Funds. The Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange. The Fund may also invest in exchange traded notes (“ETNs”), which are typically structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When the Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

Illiquid and Restricted Securities

General. The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities. If, after the time of acquisition, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds 15%, the Adviser will consider what actions are appropriate to help maintain adequate liquidity, such as an orderly disposition of the illiquid securities, to the extent possible. Further, the Adviser continuously monitors the Fund’s holdings in illiquid securities.

The term “illiquid securities” means securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act (“Restricted Securities”).

The Fund will not invest more than 10% of its net assets (taken at current value) in Restricted Securities.

A liquid market exists for certain Restricted Securities and the Adviser, pursuant to policies approved by the Board, may determine that certain Restricted Securities are not illiquid. These securities are not subject to the Fund’s investment limitations on illiquid and Restricted Securities.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

Risks. Any security, including securities determined by the Adviser to be liquid, may become illiquid. Limitations on resale may have an adverse effect on the marketability of a security. The Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience a loss or have difficulty satisfying redemptions. There can be no assurance that a market will exist for any illiquid security at any particular time.

Determination of Liquidity. The Board has the ultimate responsibility for determining whether specific securities are liquid and has delegated this responsibility to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) existence of an active

6

market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity and quality of market participants; (2) frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (3) volatility of trading prices for the asset; (4) bid-ask spreads for the asset; (5) whether the asset has a relatively standardized and simple structure; (6) for fixed income securities, maturity and date of issue; (7) restrictions on trading of the asset and limitations on transfer of the asset; (8) the size of the fund's position in the asset relative to the asset's average daily trading volume and, as applicable, the number of units of the asset outstanding; and (9) relationship of the asset to another portfolio asset. The Adviser also considers the factors provided in the SEC’s 2024 guidance with respect to Liquidity Risk Management Programs including (i) classifying newly acquired investments intra-month and (ii) the consideration of converting U.S. dollars when classifying an investment.

Temporary Defensive Position and Cash Investments

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items may consist of money market instruments (such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper and certificates of deposit) or other cash instruments of any quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Cyber-Security

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Security Ratings Information

The Fund’s investments in fixed-income will be rated investment grade at the time of purchase and are therefore subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund also may invest in investment grade debt securities, including corporate debt obligations, U.S. Government Securities, and variable and floating rate securities.

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Investment grade means the securities are rated in the top four long-term rating categories or unrated and determined by the Adviser to be of comparable quality.

The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the cases of S&P and Fitch. Non-investment grade fixed-income securities (commonly known as “junk bonds”) have significant speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose ratings have declined below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose ratings have declined below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. The Fund’s investments in preferred stock and convertible securities will be subject to credit, volatility, and liquidity risks of the issuers’ securities that are non-investment grade or which may be unrated.

Moody’s, S&P, Fitch and other organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

Leverage Transactions

General. The Fund may use leverage to increase potential returns subject to its non-fundamental investment limitation on borrowing. That limitation provides that the Fund may not purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis may create leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Securities Lending. The Fund may lend portfolio securities in an amount up to 10% of its total assets to brokers, dealers, and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loan securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan.

Risks. Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if it were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at a disadvantageous time.

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Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Fund invests are subject to price volatility that could cause losses in the Fund. Market volatility may result from varied predictable and unpredictable factors. Disruptive events with geopolitical consequences, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Fund invests. Under such circumstances, the Fund may have difficulty liquidating portfolio holdings, particularly at favorable prices. To the extent that the Fund experiences higher levels of redemptions, the Fund may be required to sell portfolio holdings, even during volatile market conditions, which may negatively impact the Fund’s net asset value.

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INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the Internal Revenue Code of 1986 (the “Code”) includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of the Fund without shareholder approval.

A. Fundamental Limitations

The Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Fund may not:

1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4. Make loans of its assets to any person, except for the purchase of debt securities;

5. Borrow money except for (1) the short-term credits from banks referred to in paragraph 3 above and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made;

6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

7. Purchase the securities of any other investment company, except that the Fund may invest up to 10% of its total assets in such securities through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets;

8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act. The Fund will not, however, invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days;

9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

10. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

11. Purchase or acquire commodities or commodity contracts;

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12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

13. Participate on a joint, or a joint and several, basis in any securities trading account; or

14. Invest in companies for the purpose of exercising control.

B. Non-Fundamental Limitations

The Fund has adopted the following non-fundamental investment restrictions, which may be changed without the approval of the Fund’s stockholders. The Fund may not:

1. Invest in any oil, gas or other mineral lease; or

2. Invest in the securities of other investment companies except to the extent permitted by the 1940 Act.

If a percentage restriction or a rating on investment is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the Fund’s policies or restrictions.

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BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The fund complex includes the funds advised by Sound Shore Management, Inc., which is the Sound Shore Fund ("Fund Complex"). The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. The address for all Trustees is c/o Apex Fund Services, 190 Middle Street, Suite 101, Portland, ME 04101.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chair of the Board; Trustee; Chair, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chair Audit Committee	Since 2013	Independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017, and since 2023; Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) 2017-2021.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.
Interested Trustees(1)
Karen Shaw Born: 1972	Trustee	Since 2023	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	1	Trustee, Forum Funds; Trustee, U.S. Global Investors Funds.

(1)	Karen Shaw is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC. Karen Shaw is also currently an interested person of the Trust, as defined in the 1940 Act, due to her role as Treasurer of the Trust.

In addition to the information set forth in the table above, each Trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He has served as chief financial officer for several non-governmental organizations and a publicly-listed integrated media company. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

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Karen Shaw: Ms. Shaw has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund administration, fund accounting and financial reporting operations for a fund service provider specializing in third-party mutual fund administration. Ms. Shaw serves as principal financial officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to the Adviser the responsibility for making fair value determinations with respect to the Fund’s portfolio securities. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser, as valuation designee, carries out its fair valuation responsibilities pursuant to and procedures approved by the Board. The Adviser, as valuation designee, reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the valuation policies and procedures; and carries out any other functions designated to the Adviser relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex as of December 31, 2025*.

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Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2025*	Aggregate Dollar Range of Ownership as of December 31, 2025* in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustee
Karen Shaw	None	None

*	Sound Shore Fund, Inc. (“Predecessor Fund”) reorganized into Sound Shore Fund on XX.

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, 190 Middle Street, Suite 101, Portland, ME 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Zachary Tackett Born: 1988	President; Principal Executive Officer; Anti-Money Laundering Compliance Officer; Identity Theft Prevention Officer	President, Principal Executive Officer since 2023; Secretary, Vice President 2014-2023; Anti-Money Laundering Compliance Officer, Identity Theft Prevention Officer since 2014	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Lindsey Dorval Born: 1981	Vice President; Secretary	Since 2023	Counsel, Apex Fund Services since 2020.

C. Ownership of Securities of the Adviser and Related Companies

As of April X, 2026, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees

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charged and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended December 31, 2025, the Audit Committee met three times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended December 31, 2025, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2025, the QLCC did not meet.

E. Compensation of Trustees and Officers

Independent Trustees of the Trust each receive an annual fee of $25,000 for service to the Trust. The Chair of the Board is paid an additional annual fee of $7,500. The Chair of the Audit Committee is paid an additional annual fee of $2,000. The Trustees and Chair may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The following table sets forth the estimated compensation to be earned by each Trustee for services to the Fund and the estimated aggregate compensation to be paid to them for services to the Fund Complex for the fiscal year ended December 31, 2025.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	[ ]	N/A	[ ]
Mark D. Moyer	[ ]	N/A	[ ]
Jennifer Brown-Strabley	[ ]	N/A	[ ]
Interested Trustees
Karen Shaw	[ ]	N/A	[ ]

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. The Adviser is 100% owned by John P. DeGulis, James F. Clark, Shanna S. Sullivan, Peter B. Evans, David B. Bilik, and Lowell E. Haims. Mr. Burn owns more than 25% of the stock of the Adviser. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

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Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of December 31, 2025.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David B. Bilik	None	x accounts, $x million	x accounts, $x million	None	None	None
Peter B. Evans	None	x accounts, $x million	x accounts, $x million	None	None	None
John P. DeGulis	None	x accounts, $x million	x accounts, $x million	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●	The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

●	With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●	Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers.

The portfolio managers, like all employees of the Adviser, receive from the Adviser a fixed cash salary, a cash contribution to the Adviser’s profit sharing plan, and an annual cash bonus. Bonuses and contributions to the profit sharing plan are not based on the performance of the Fund or any other account, but are paid each year out of a pool comprised of the excess of aggregate revenues from all sources, less aggregate expenses. Senior management, including the portfolio managers, receives a significant amount of the pool.

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Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund as of May 31, 2026:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of May 31, 2026
David B. Bilik	[ ]
Peter B. Evans	[ ]
John P. DeGulis	[ ]

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all advisory fees, taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Class to X.XX% through at least [_], 2027 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, acts as the agent of the Trust in connection with the continuous offering of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

The Distributor continually distributes shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary.

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H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Apex is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to the Apex Services Agreement (the “Services Agreement”), the Fund pays Apex and its subsidiaries a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Apex and its subsidiaries certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Apex is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01 and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Fund. Losses incurred by the Fund as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Fund would be borne by the Fund and through the Fund, by its Shareholders.

As Administrator, Apex administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 190 Middle Street, Suite 101, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex provides fund accounting services to the Fund. These services include calculating the NAV of each Fund class.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Apex, if any, and the actual fees retained by Apex under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. U.S. Bank, N.A. (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books

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and records of the Fund that are required by applicable federal regulations. The Custodian is located at 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212.

Legal Counsel. Stradley Ronon Stevens & Young LLP, 2000 K Street N.W., Suite 700, Washington, DC 20006-1871, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. [_] [_], [_], is the independent registered public accounting firm for the Fund. [_] audits the annual financial statements of the Fund, provides the Fund with an audit opinion and reviews certain regulatory filings of the Fund. [_], an affiliate of [_] provides tax services as requested.

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PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is highly efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished to the Adviser by broker-dealers and may cause the Fund to pay these broker-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser uses the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Adviser’s clients and the Fund’s investors, although a particular client may not benefit from research received on each occasion. The Adviser does not reduce its fees because the Adviser receives research.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

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E. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 4 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year ended December 31, 2025.

I. Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Specifically, the Fund’s portfolio holdings are considered publicly available when quarterly Form 13Fs are filed electronically by the Adviser, with the SEC, where they may be viewed by the public. Form 13F lists all securities held in accounts over which the Adviser has investment discretion. Form 13F must be filed within 45 days after the end of each calendar quarter. In addition, portfolio holdings as of the end of the Fund’s semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). You may request a copy of the Fund’s latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI or by accessing the EDGAR database on the SEC’s web site at http://www.sec.gov.

Monthly portfolio disclosures are filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items).

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In addition, the Adviser may make publicly available, on a monthly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by sector. This information is made available through marketing communications (including advertisements and sales literature), the Transfer Agent telephone customer service center, and the Fund’s web site at http:// www.soundshorefund.com. This information is released within 15 days after the month end.

The Board has also authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, who manages the Fund’s portfolio, has regular and continuous access to the Fund’s portfolio holdings. In addition, the Administrator, Custodian, and Fund Accountant may have access to the Fund’s nonpublic portfolio holdings information on a daily basis. The Distributor and its affiliates may have access to the Fund’s non-public portfolio holdings information on a monthly basis. Mailing services and financial printers may have access to the Fund’s non-public portfolio holdings information prior to distribution to the public. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, officers and legal counsel to the Fund may receive information on an as needed basis. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Fund’s, Adviser’s, and Distributor’s codes of ethics (collectively, “Codes”) are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may redeem shares involuntarily, (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which the Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent the Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If the Fund pays redemption proceeds in kind, the redeeming shareholder may incur transaction costs to dispose of the securities and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities.

NAV Determination. The offering price for Fund shares is at their current NAV. In determining the NAV of the Fund, securities for which market quotations are readily available are valued at current market value using the last reported sales price or the official closing price from the primary exchange where the security is listed, as provided by an independent pricing service or, if no sales price is reported, the mean of the last bid and ask prices. If market quotations are not readily available or the Fund reasonably believes that they are unreliable, then securities are valued at fair value, as determined by the Adviser, in its capacity as the valuation designee. For further information, see the “General Information” section in the Prospectus.

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Distributions. Distributions of net investment income will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC under that law (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. Each investor should consult their own tax advisor as to the federal, state, local, and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify for each taxable year as a RIC under the IRC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is December 31, which is the same as the Fund’s fiscal year-end.

Qualification as a Regulated Investment Company. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions and other ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

●	The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

●	The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from income described in clause (1).

●	The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of the taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than U.S. government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Gross Income Requirement or the identification of the issuer for purposes of the Diversification Requirements is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such

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type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Certain Tax Rules Applicable to Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Gross Income Requirement, Distribution Requirement, or Diversification Requirements, which may have a negative impact on the Fund’s income and performance.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described below) would be subject to federal income tax at the rates for net capital gain − a maximum rate of 15% or 20%, depending on a shareholder’s level of taxable income and the shareholder’s filing status − and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over one-ninth of its gross income that is such qualifying income.

If the Fund fails to satisfy either of the Diversification Requirements at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either of the Diversification Requirements (other than a “de minimis” failure, as defined in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the rate of tax applicable to corporations.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” includes:

●	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

●	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and

27

gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

B. Fund Distributions

Each distribution by the Fund will be treated in the manner described below regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If the shareholder receives a distribution in the form of a reinvestment in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of Net Investment Income. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If a shareholder is a taxable investor, these distributions generally will be taxable to the shareholder as ordinary income to the extent of the Fund’s earnings and profits.

Qualified Dividend Income for Individuals. A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals and certain other non-corporate shareholders at maximum federal tax rates of 15% or 20%, depending on a shareholder’s level of taxable income and the shareholder’s filing status. A distribution is treated as qualified dividend income by a shareholder to the extent that (1) the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and certain other requirements are met, and (2) the shareholder meets those requirements with respect to Fund shares on which the distribution is paid. To the extent that the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Fund’s distributions of dividends that it receives from U.S. real estate investment trusts, derivatives, fixed income securities, and PFICs generally will not constitute qualified dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Distributions of Capital Gains. The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. These distributions will not qualify for the corporate dividends-received deduction or as qualified dividend income for non-corporate shareholders.

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Return of Capital. A distribution by the Fund that does not constitute an ordinary income dividend or capital gain dividend will be treated as a return of capital. A return of capital distribution will reduce the shareholder’s tax basis of shares and will be treated as gain from the sale of the shares to the extent the basis would be reduced below zero. Return of capital distributions can occur for a number of reasons, including, among others, the Fund over-estimates the income to be received from certain investments.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. All capital loss carryovers are listed in the Fund’s financial statements.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. When a shareholder purchases shares, the NAV of their shares may reflect undistributed net investment income, undistributed capital gains or net unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, although the distribution economically constitutes a partial return of capital to the shareholder unless the shareholder is investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Dividends Declared in December and Paid in January. Ordinarily, a shareholder is required to take distributions by the Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by them on December 31 of that year if the distribution is paid in January of the following year.

Annual Statements. The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

Medicare Tax. An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the redemption or other taxable disposition of Fund shares) reduced by the deductions properly allocable to such income, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Shareholders should consult their tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Pass Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled

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either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders.

C. Certain Tax Rules Applicable to Fund Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by a Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Policies and Risks” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the IRC (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the IRC) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book

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income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security or a forward contract denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

PFIC Investments. If the Fund owns shares in a foreign corporation that constitutes a PFIC for federal income tax purposes and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if it distributes such income as a taxable dividend to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, for the taxable year, either (1) derives at least 75% of its gross income for the taxable year from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets it holds produce, or are held for the production of, “passive income.” The Fund’s distributions of income from any PFICs will not be eligible for the 15% or 20% maximum federal income tax rate on individuals’ “qualified dividend income” described above.

The Fund could elect to “mark-to-market” stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) at the end of the Fund’s fiscal and excise tax years an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of such year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its income each year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described below. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT’s cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders

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in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-US Investors — Investment in US real property” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Although, in general, the passive loss rules of the IRC do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in Convertible Debt Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment

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of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the IRC. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

D. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the calendar year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes any “specified gain” or “specified loss” (see, “Deferral of Late Year Losses” above for the definition of “specified gain” and “specified loss”) realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year. The Fund will include any “specified gain” or “specified loss” incurred after October 31 in determining ordinary income for the succeeding calendar year.

Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and Excise Tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an Excise Tax. Shareholders should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid Excise Tax liability.

E. Redemption of Shares

In general, you will recognize gain or loss on a redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting dividends) within 30 days before or after a redemption (i.e., a wash sale). If disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired where the cost basis of the shares is known by the Fund (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to

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utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the IRC and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

F. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund can differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

G. Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and gains that it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries cannot be determined. Under certain circumstances, the Fund may elect to pass-through the amount of foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

34

I. Non-U.S. Investors

Fund shares generally are not sold outside the United States. However, non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

35

OTHER MATTERS

A. The Trust and its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on July 30, 2012. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Effective as of the close of business on [_], 2026, the Sound Shore Fund, Inc. (the “Predecessor Fund”), a Maryland corporation, was reorganized into the Fund, a series of the Trust (the “Reorganization”) and renamed the Sound Shore Fund. Upon completion of the Reorganization, the Fund assumed the performance, financial, accounting and other historical information of the Predecessor Fund’s shares. The Predecessor Fund and the Fund have identical investment objectives, strategies and restrictions. The Adviser and portfolio managers of the Fund are the same members of the Adviser and portfolio management team of the Predecessor Fund. The Fund has the same, or lower, expenses as the Predecessor Fund.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares represent equal proportionate interests in the assets of that Fund only and have equal dividend, distribution, liquidation and voting rights, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by such class. Fractional shares have those rights proportionately. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Pursuant to Delaware law, the Trust Instrument places certain limitations on the ability of shareholders to bring derivative actions on behalf of the Trust and certain direct claims. These limitations include, but are not limited to: (i) a pre-suit demand must be made on the Board; (ii) to the maximum extent permitted by law, the demand must be executed by at least three unaffiliated and unrelated shareholders who hold shares representing 10% or more of the all shares issued and outstanding or of the series or classes to which such an action relates, if it does not relate to all series and classes thereof; (iii) the Trustees will consider such a request within a time frame that the Trustees in their discretion consider reasonable and appropriate; (iv) the Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and, to the maximum extent permitted by law, will require an undertaking by the shareholder (or shareholders) making the request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring the action; (v) to the maximum extent permitted by law, any decision by the Trustees relating to the matter will be final and binding upon the shareholder, and judicially unreviewable; (vi) to the maximum extent permitted by law, a shareholder may bring a direct action or claim only if the shareholder (or group of shareholders) has suffered an injury distinct from that suffered by shareholders of the Trust or the relevant series or a class thereof generally; and (vii) to the maximum extent permitted by law, a shareholder may bring a direct action or claim predicated upon an express or implied right of action under the Trust Instrument or the 1940 Act (excepting rights of action permitted under Section 36(b) of the 1940 Act), only if the shareholder (or group of shareholders) has obtained authorization from the Trustees to bring the action or claim.

The Trust Instrument also places limitations on the forum in which claims against the Trust may be heard. Unless the Board consents in writing to the selection of an alternative forum, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, related to or in connection with the Trust Instrument, including without limitation any claim of any nature

36

against the Trust, any series or class, the Trustees or officers of the Trust, or a service provider will be brought exclusively in the Delaware Court of Chancery to the extent that court has subject matter jurisdiction over the action or claims asserted and otherwise in the courts of the State of Delaware to the extent there is subject matter jurisdiction in those courts for the claims asserted. Accordingly, shareholders may have to bring suit in what they may consider to be an inconvenient and potentially less favorable forum. These limitations described above relating to derivative actions and choice of forum do not apply to claims asserted under the federal securities laws, to the extent that any such federal laws, rules or regulations do not permit such application.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of April X, 2026, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of April X, 2026, certain shareholders listed in Table 5 in Appendix B owned of record or beneficially 5% or more of the shares of the Fund.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April X, 2026, the shareholders listed in Table 5 in Appendix B who own more than 25% of the Fund may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

No trustee or officer of the Trust is responsible or liable to the Trust, its shareholders or another trustee or other person that is a party to or is otherwise bound by the Trust’s Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, adviser, principal underwriter or independent contractor to the Trust. However, no trustee or officer is protected under the Trust Instrument against liability to the Trust or its shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust’s officers or employees (whether past, present or future) are personally liable for such claims.

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D. Proxy Voting Procedures

The Trust’s and the Adviser’s proxy voting procedures are included in Appendices C, respectively. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available: (1) without charge, upon request, by contacting the Transfer Agent at (800) 551-1980 (toll free); and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes are designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended December 31, 2025 are incorporated into this SAI by reference to the Fund’s Form N-CSR to shareholders. The Fund’s Financial Statements and Financial Highlights have been audited by [_], an independent registered public accounting firm.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by S&P Global Ratings.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

A-1

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Corporate Bond Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A-2

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk present.

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories signal either a higher level of credit risk or that a default already occurred.

A-3

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that there is a very low margin for safety, and that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D - Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘CCC’.

Municipal Short-Term Bond Ratings

S&P’s Municipal Short-Term Bond Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

A-4

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Municipal Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Municipal Short-Term Credit Ratings:

The following descriptions of Fitch’s municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Short-Term Credit Ratings

S&P’s Short-Term Credit Ratings:

The following descriptions of S&P’s short-term credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-5

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Ratings:

The following descriptions of Moody’s short-term credit ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-6

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/ or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data are for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Institutional Class Shares Expenses Reimbursed	Advisory Fees Received
December 31, 2025	$7,073,900	$457,732	$6,616,168
December 31, 2024	$7,499,736	$469,967	$7,029,769
December 31, 2023	$6,634,066	$442,625	$6,191,441

Table 2 – Administration Fees

The following shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex, if any, and the actual fees retained by Apex. The data are for the last three fiscal years.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
December 31, 2025	$150,587	$0	$150,587
December 31, 2024	$152,077	$0	$152,077
December 31, 2023	$150,000	$0	$150,000

Table 3 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data are for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid
December 31, 2025	$800,632
December 31, 2024	$776,873
December 31, 2023	$757,439

Table 4 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers-dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of December 31, 2025.

Regular Broker or Dealer	Value of Securities Held
Wells Fargo & Co.	$26,153,318

Table 5 – 5% Shareholders

The following table lists, as of April X, 2026, (1) Control Persons- the persons who owned 25% or more of the outstanding shares of the applicable class, and (2) Principal holders- the persons who owned of record or beneficially 5% or more of the outstanding shares of the applicable class. The Fund believes that these shares were owned of record by such shareholders for their fiduciary, agency or custody accounts.

INVESTOR CLASS	% of Class
CHARLES SCHWAB & CO INC MUTUAL FUND SPL CSTDY A-C FOR EXCL BNFT CUST 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	XX.XX% (of record)
B-1

INVESTOR CLASS	% of Class
NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS NEWPORT OFFICE CENTER III, 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	XX.XX % (of record)

INSTITUTIONAL CLASS	% of Class
NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	XX.XX % (of record)
CHARLES SCHWAB & CO INC MUTUAL FUND SPL CSTDY A-C FOR EXCL BNFT CUST 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	XX.XX % (of record)
SOUND SHORE MANAGEMENT INC PROFIT SHARING PLAN OF EMPLOYEES 8 SOUND SHORE DRIVE SUITE 180 GREENWICH, CT 06830	XX.XX % (of record)

B-2

APPENDIX C

Forum Funds II

Shareholder Voting Policy

As of June 13, 2013

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

C-1

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

C-2

APPENDIX D – ADVISER PROXY VOTING PROCEDURES

It is the policy of Sound Shore Management, Inc. to vote all proxies over which it has voting authority in the best economic interest of its clients. One member of our investment team is responsible for reviewing the proxy issues and where appropriate, reviews these issues with the analysts responsible for the holdings and with other members of our Investment Committee before determining how to vote. The portfolio administrator is responsible for monitoring the proxy votes to insure they are made in a timely manner.

Proxy statements, records of votes cast, and supporting material on each security are kept on premise for two years and off-site storage for an additional three years, except in cases where a third party is retained to retain proxy statements and voting records as permitted by rules adopted by the Securities and Exchange Commission applicable to Sound Shore Management, Inc., as a registered investment adviser. While we will not subordinate the economic interest of the client to any other entity or interested party, the issues are often complex and we will, from time to time, study the guidance from outside agencies. In the case of a possible conflict of interest, such as voting the shares of a client, we will follow the recommendations of an independent agency, or ask our clients to direct us as to how they wish the shares to be voted. We currently use Institutional Shareholder Services to analyze proxy issues. The following guidelines generally will be used:

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interests of our clients, we will vote against management’s recommendation.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our clients:

Election of Directors — We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation — We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute shareholder interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by-case basis.

We generally support stock option plans that are incentive based and not excessive. Issuance of options in excess of 1% per year of outstanding shares will generally be voted down.

We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

D-1

We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights — We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons behind them.

We will evaluate proposals to remove or add super-majority voting requirements on a case-by-case basis.

We will evaluate proposals regarding shareholders’ rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

We generally support share repurchase programs.

We generally support the updating of or corrective amendments to corporate charters and by-laws.

We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors — We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

We generally support management’s proposals regarding the approval of independent auditors.

We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Environmental Issues — We believe that companies should adopt a responsible, long-term approach to social and environmental issues. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We will review these issues and will consider supporting proposals that we believe will enhance the long-term value of the corporation.

D-2

PART C OTHER INFORMATION

Item 28.		Exhibits

(a)	(i)	Certificate of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(i) on Form N1-A via EDGAR on May 10, 2013, accession number 0001435109-13-000219).

	(ii)	Trust Instrument as amended and restated on September 19, 2013 (Exhibit incorporated by reference as filed Exhibit (a)(ii) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).

(b)		By-laws – None.

(c)		Shareholders' rights are contained in Articles II, V, VI, VII, X and XI of the Registrant’s Trust Instrument.

(d)	(1)	Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC dated November 29, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(2) of Post-Effective Amendment No. 4 via EDGAR on November 29, 2013, accession number 0001435109-13-000535).

	(1)(A)	Appendix to Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(2)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).

	(2)	Investment Advisory Agreement between Registrant and Acuitas Investments, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(5) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

	(2)(A)	Appendix to Investment Advisory Agreement between Registrant and Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (d)(5)(A) of Post-Effective Amendment No. 137 via EDGAR on June 24, 2020, accession number 0001398344-20-012763).

	(3)	Sub-Advisory Agreement between Acuitas Investments, LLC and ClariVest Asset Management, LLC dated April 1, 2019 (Exhibit incorporated by reference as filed Exhibit (d)(8) of Post-Effective Amendment No. 124 via EDGAR on June 21, 2019, accession number 0001398344-19-010894).

	(4)	Investment Advisory Agreement between ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (d)(15) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).

	(4)(A)	Appendix to Investment Advisory Agreement between Registrant and ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (d)(15)(A) of Post-Effective Amendment No. 145 via Edgar on November 25, 2020, accession number 0001398344-20-023483).

(5)	Sub-Advisory Agreement between Acuitas Investments, LLC and AltraVue Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) of Post-Effective Amendment No. 111 via EDGAR on October 24, 2018, accession number 0001398344-18-015272).

	(6)	Sub-Advisory Agreement between Acuitas Investments, LLC and Meros Investment Management, L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(6) of Post-Effective Amendment No. 173 via EDGAR on October 20, 2023, accession number 0001398344-23-019526).

	(7)	Sub-Advisory Agreement between Acuitas Investments, LLC and Tieton Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(29) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).

	(8)	Sub-Advisory Agreement between Acuitas Investments, LLC and Granahan Investment Management, Inc. (Exhibit incorporated by reference as filed Exhibit (d)(30) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).

	(9)	Investment Advisory Agreement between Registrant and SafeGuard Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(9) of Post-Effective Amendment No. 171 via Edgar on December 23, 2022, accession number 0001398344-22-024940).

	(9)(A)	Investment Advisory Agreement between SafeGuard Asset Management, LLC and SG Core One CFC LTD. (Exhibit incorporated by reference as filed Exhibit (d)(9)(A) of Post-Effective Amendment No. 171 via Edgar on December 23, 2022, accession number 0001398344-22-024940).

	(10)	Sub-Advisory Agreement between Acuitas Investments, LLC and Bridge City Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(10) of Post-Effective Amendment No. 173 via EDGAR on October 20, 2023, accession number 0001398344-23-019526).

	(11)	Sub-Advisory Agreement between Acuitas Investments, LLC and Diamond Hill Capital Management, Inc. (Exhibit incorporated by reference as filed Exhibit (d)(11) of Post-Effective Amendment No. 177 via Edgar on October 23, 2024, accession number 0001398344-24-019278).

(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated June 27, 2013 (Exhibit incorporated by reference as filed as Exhibit (e) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).

	(2)	Novation to the Distribution Agreement between Registrant and Foreside Fund Services, LLC dated May 31, 2017 (Exhibit incorporated by reference as filed Exhibit (e)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).

	(3)	Novation to the Distribution Agreement between Registrant and Foreside Fund Services, LLC dated September 30, 2021 (Exhibit incorporated by reference as filed Exhibit (e)(3) of Post-Effective Amendment No. 148 via Edgar on October 22, 2021, accession number 0001398344-21-020216).

(3)(A)	Amended Appendix dated November 30, 2023 to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed Exhibit (e)(3)(A) of Post-Effective Amendment No. 176 via Edgar on January 25, 2024, accession number 0001398344-24-001033).

(f)	Bonus or Profit Sharing Contracts – None.

(g)	(1)	Custodian Agreement between Registrant and MUFG Union Bank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).

	(1)(A)	Assignment dated June 11, 2021 to the Custodian Agreement between Registrant and MUFG Union Bank, N.A. dated July 31, 2013 (Exhibit incorporated by reference as filed Exhibit (g)(1) (A) of Post-Effective Amendment No. 148 via Edgar on October 22, 2021, accession number 0001398344-21-020216).

	(1)(B)	Amended Schedule dated December 15, 2023 to the Custodian Agreement between Registrant and U.S. Bank National Association (Exhibit incorporated by reference as filed Exhibit (g)(1)(B) of Post-Effective Amendment No. 176 via Edgar on January 25, 2024, accession number 0001398344-24-001033).

(h)	(1)	Services Agreement dated July 26, 2013, as amended March 20, 2014 (Exhibit incorporated by reference as filed as Exhibit (h)(1) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).

	(1)(A)	Amended Appendix dated March 15, 2024 to the Services Agreement dated July 26, 2013 (Exhibit incorporated by reference as filed Exhibit (h)(1)(A) of Post-Effective Amendment No. 177 via Edgar on October 23, 2024, accession number 0001398344-24-019278).

	(1)(B)	Amended Fee Waiver Agreement between Registrant and Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (Exhibit incorporated by reference as filed as Exhibit (h)(1)(B) in post-effective amendment No. 180 via EDGAR on October 22, 2025, accession number 0001398344-25-019566).

	(2)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 182 via EDGAR on January 27, 2026, accession number 0001398344-26-001357).

	(3)	Expense Limitation Agreement between Registrant and Acuitas Investments (Exhibit incorporated by reference as filed Exhibit (h)(3) of Post-Effective Amendment No. 180 via Edgar on October 22, 2025, accession number 0001398344-25-019566).

	(4)	Expense Limitation Agreement between Registrant and ABR Dynamic Fund, LLC (Exhibit incorporated by reference as filed Exhibit (h)(4) of Post-Effective Amendment No. 181 via Edgar on November 26, 2025, accession number 0001398344-25-021343).

(5)	Expense Limitation Agreement between Registrant and SafeGuard Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (h)(7) of Post-Effective Amendment No. 171 via Edgar on December 23, 2022, accession number 0001398344-22-024940).

(i)	(1)	Opinion of Counsel for the Baywood ValuePlus Fund and the Baywood SociallyResponsible Fund (Exhibit incorporated by reference as filed as Exhibit (i)(1) in post-effective amendment No. 182 via EDGAR on January 27, 2026, accession number 0001398344-26-001357).

	(2)	Opinion of Counsel for the Acuitas U.S. Microcap Fund (Exhibit incorporated by reference as filed Exhibit (i)(2) of Post-Effective Amendment No. 180 via Edgar on October 22, 2025, accession number 0001398344-25-019566).

(3)	Opinion of Counsel for the ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (i)(3) of Post-Effective Amendment No. 181 via Edgar on November 26, 2025, accession number 0001398344-25-021343).

(4)	Opinion of Counsel for the SafeGuard Core One Fund (Exhibit incorporated by reference as filed Exhibit (i)(7) of Post-Effective Amendment No. 171 via Edgar on December 23, 2022, accession number 0001398344-22-024940).

(j)	Consent of Cohen & Company, Ltd. (Exhibit incorporated by reference as filed as Exhibit (j) in post-effective amendment No. 182 via EDGAR on January 27, 2026, accession number 0001398344-26-001357).

(k)		None.

(l)		Initial Capital Agreement (Exhibit incorporated by reference as filed as Exhibit (l) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).

(m)		Registrant’s Rule 12b-1 Distribution Plan, as most recently amended March 26, 2018 (Exhibit incorporated by reference as filed as Exhibit (m) of Post-Effective Amendment No. 100 via EDGAR on March 27, 2018, accession number 0001398344-18-004796).

	(1)	Amended Appendix to the restated Rule 12b-1 Distribution Plan (Exhibit incorporated by reference as filed Exhibit (m)(1) of Post-Effective Amendment No. 176 via Edgar on January 25, 2024, accession number 0001398344-24-001033).

	(2)	Shareholder Services Plan adopted by the Trust (Exhibit incorporated by reference as filed Exhibit (m)(2) of Post-Effective Amendment No. 77 via Edgar on April 20, 2017, accession number 0001435109-17-000212).

(n)		Registrant’s Rule 18f-3 Plan dated July 26, 2013, as most recently amended and restated June 24, 2020 (Exhibit incorporated by reference as filed as Exhibit (n) of Post-Effective Amendment No. 138 via EDGAR on June 26, 2020, accession number 0001398344-20-012876).

(p)	(1)	Code of Ethics for Registrant (Exhibit incorporated by reference as filed Exhibit (p)(1) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).

(2)	Code of Ethics adopted by SKBA Capital Management, (Exhibit incorporated by reference as filed Exhibit (i)(1) of Post-Effective Amendment No. 179 via Edgar on January 27, 2025, accession number 0001398344-25-001143).

(3)	Code of Ethics adopted by Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (p)(3) of Post-Effective Amendment No. 172 via Edgar on January 26, 2023, accession number 0001398344-23-001106).

(4)	Code of Ethics adopted by ClariVest Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(4) of Post-Effective Amendment No. 177 via Edgar on October 23, 2024, accession number 0001398344-24-019278).

(5)	Code of Ethics adopted by ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(5) of Post-Effective Amendment No. 181 via EDGAR on November 26, 2025, accession number 0001398344-25-021343).

(6)	Code of Ethics adopted by AltraVue Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) of Post-Effective Amendment No. 111 via EDGAR on October 24, 2018, accession number 0001398344-18-015272).

(7)	Code of Ethics adopted by Meros Investment Management, L.P. (Exhibit incorporated by reference as filed Exhibit (p)(8) of Post-Effective Amendment No. 157 via Edgar on June 23, 2022, accession number 0001398344-22-012355).

(8)	Code of Ethics adopted by Tieton Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(29) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).

(9)	Code of Ethics adopted by Granahan Investment Management, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(30) of Post-Effective Amendment No. 141 via Edgar on July 31, 2020, accession number 0001398344-20-014747).

(10)	Code of Ethics adopted by SafeGuard Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(10) of Post-Effective Amendment No. 171 via Edgar on December 23, 2022, accession number 0001398344-22-024940).

(11)	Code of Ethics adopted by Bridge City Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(11) of Post-Effective Amendment No. 180 via EDGAR on October 22, 2025, accession number 0001398344-25-019566).

(12)	Code of Ethics adopted by Diamond Hill Capital Management, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(12) of Post-Effective Amendment No. 180 via Edgar on October 22, 2025, accession number 0001398344-25-019566).

Other Exhibits:

(A)	Powers of Attorney for David Tucker, Jennifer Brown-Strabley, John Keffer and Mark Moyer, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) of Post-Effective Amendment No. 25 via EDGAR on March 27, 2015, accession number 0001435109-15-000237).

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

In accordance with Section 3803 of the Delaware Business Trust Act, Article X of the Registrant’s Trust Instrument provides as follows:

“ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee, officer or employee of the Trust liable thereunder. Except as required by Section 3806(e) of the Delaware Act, no Trustee or officer of the Trust shall be responsible or liable to the Trust, the Shareholders, another Trustee or other person that is a party to or is otherwise bound by this Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, investment adviser, Principal Underwriter or independent contractor of the Trust; provided that, in compliance with Section 17(h) of the 1940 Act, nothing contained in this Trust Instrument shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or such other standard of care as set forth in Section 17(h) of the 1940 Act, as amended from time to time.

Section 2. INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (i) by the court or other body approving a settlement or before which the action was adjudicated; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection 0 of this Section 2 shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that, with regard to an agent, in addition (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

(e) Any repeal or modification of this ARTICLE X by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this ARTICLE X, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his, her or its being or having been a Shareholder and not because of his, her or its acts or omissions or for some other reason, the Shareholder or former Shareholder (or his, her or its heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such Liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him, her or it for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and each of SKBA Capital Management, LLC, Acuitas Investments, LLC, and ABR Dynamic Funds, LLC include language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys’ fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any material breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

A. Distributor acknowledges and agrees that certain large and significant broker-dealers, such as (without limitation) Merrill Lynch, UBS and Morgan Stanley (all such brokers referred to herein as the “Brokers”), require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings and indemnification that are not included in the Standard Dealer Agreement.

B. To the extent that Distributor is requested or required by the Client to enter into any Non-Standard Dealer Agreement, the Client shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) The Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by The Distributor in any Non-Standard Dealer Agreement to the extent that The Distributor is not required to make such representations in the Standard Dealer

Agreement; or (c) any indemnification provided by The Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification The Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(a) SKBA Capital Management, LLC

With respect to SKBA Capital Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-56391). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(b) Acuitas Investments, LLC

With respect to Acuitas Investments, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79447). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c) ClariVest Asset Management, LLC

With respect to ClariVest Asset Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66386). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d) ABR Dynamic Funds, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80044). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e) Meros Investment Management, L.P.

With respect to Meros Investment Management, L.P. the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-117225). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f) Tieton Capital Management, LLC

With respect to Tieton Capital Management, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66657). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g) Granahan Investment Management, INC.

With respect to Granahan Investment Management, INC. the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-23705). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h) Bridge City Capital, LLC

With respect to Bridge City Capital, LLC the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-96252). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i) Diamond Hill Capital Management Inc

With respect to Diamond Hill Capital Management Inc the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-32176). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32(a)	Foreside Fund Services, LLC, a wholly owned subsidiary of ACA Group (the “Distributor”), serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.	101.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
2.	ABS Long/Short Strategies Fund	102.	Manor Investment Funds
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers	103.	MoA Funds Corporation
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers	104.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers	105.	Morgan Stanley ETF Trust
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers	106.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
7.	AdvisorShares Trust	107.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
8.	AFA Private Credit Fund	108.	Morningstar Funds Trust
9.	AGF Investments Trust	109.	NEOS ETF Trust
10.	AIM ETF Products Trust	110.	Niagara Income Opportunities Fund
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust	111.	NXG Cushing® Midstream Energy Fund
12.	AlphaCentric Prime Meridian Income Fund	112.	NXG NextGen Infrastructure Income Fund

13.	Alternative Strategies Income Fund	113.	OTG Latin American Fund, Series of World Funds Trust
14.	American Century ETF Trust	114.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
15.	AMG ETF Trust	115.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
16.	Amplify ETF Trust	116.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust	117.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust	118.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust	119.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
20.	Ardian Access LLC	120.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
21.	ARK ETF Trust	121.	Palmer Square Funds Trust
22.	ARK Venture Fund	122.	Palmer Square Opportunistic Income Fund
23.	Bitwise Funds Trust	123.	Partners Group Private Income Opportunities, LLC
24.	BondBloxx ETF Trust	124.	Perkins Discovery Fund, Series of World Funds Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust	125.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
26.	Bridgeway Funds, Inc.	126.	Plan Investment Fund, Inc.
27.	Brinker Capital Destinations Trust	127.	Point Bridge America First ETF, Series of ETF Series Solutions
28.	Brookfield Real Assets Income Fund Inc.	128.	Precidian ETFs Trust
29.	Build Funds Trust	129.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
30.	Calamos Convertible and High Income Fund	130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
31.	Calamos Convertible Opportunities and Income Fund	131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
32.	Calamos Dynamic Convertible and Income Fund	132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
33.	Calamos Global Dynamic Income Fund	133.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

34.	Calamos Global Total Return Fund	134.	Renaissance Capital Greenwich Funds
35.	Calamos Strategic Total Return Fund	135.	REX ETF Trust
36.	Carlyle Tactical Private Credit Fund	136.	Reynolds Funds, Inc.
37.	Cascade Private Capital Fund	137.	RMB Investors Trust
38.	Catalyst/Perini Strategic Income Fund	138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
39.	CBRE Global Real Estate Income Fund	139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund	140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
41.	Cliffwater Corporate Lending Fund	141.	Roundhill Cannabis ETF, Series of Listed Funds Trust
42.	Cliffwater Enhanced Lending Fund	142.	Roundhill ETF Trust
43.	Coatue Innovative Strategies Fund	143.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
44.	Cohen & Steers ETF Trust	144.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers	145.	Roundhill Video Games ETF, Series of Listed Funds Trust
46.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers	146.	Rule One Fund, Series of World Funds Trust
47.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust	147.	Russell Investments Exchange Traded Funds
48.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust	148.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust	149.	Six Circles Trust
50.	Davis Fundamental ETF Trust	150.	Sound Shore Fund, Inc.
51.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions	151.	SP Funds Trust
52.	Defiance Connective Technologies ETF, Series of ETF Series Solutions	152.	Sparrow Funds
53.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions	153.	Spear Alpha ETF, Series of Listed Funds Trust
54.	Defiance Quantum ETF, Series of ETF Series Solutions	154.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
55.	Defiance Retail Kings ETF, Series of ETF Series Solutions	155.	STF Tactical Growth ETF, Series of Listed Funds Trust
56.	Denali Structured Return Strategy Fund	156.	Strategic Trust

57.	Dodge & Cox Funds	157.	Strategy Shares
58.	DoubleLine ETF Trust	158.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
59.	DoubleLine Income Solutions Fund	159.	Tekla World Healthcare Fund
60.	DoubleLine Opportunistic Credit Fund	160.	Tema ETF Trust
61.	DoubleLine Yield Opportunities Fund	161.	The 2023 ETF Series Trust
23.	DriveWealth ETF Trust	162.	The Community Development Fund
63.	EIP Investment Trust	163.	The Cook & Bynum Fund, Series of World Funds Trust
64.	Ellington Income Opportunities Fund	164.	The Private Shares Fund
65.	ETF Opportunities Trust	165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
66.	Exchange Listed Funds Trust	166.	Third Avenue Trust
67.	Exchange Place Advisors Trust	167.	Third Avenue Variable Series Trust
68.	FIS Trust	168.	Tidal Trust I
69.	FlexShares Trust	169.	Tidal Trust II
70.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust	170.	Tidal Trust III
71.	Forum Funds	171.	Tidal Trust IV
72.	Forum Funds II	172.	TIFF Investment Program
73.	Forum Real Estate Income Fund	173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
74.	GMO ETF Trust	174.	Timothy Plan International ETF, Series of The Timothy Plan
75.	GoldenTree Opportunistic Credit Fund	175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
76.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust	176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
77.	Grayscale Funds Trust	177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
78.	Guinness Atkinson Funds	178.	Total Fund Solution
89.	Harbor ETF Trust	179.	Touchstone ETF Trust
80.	Harris Oakmark ETF Trust	180.	Trailmark Series Trust
81.	Hawaiian Tax-Free Trust	181.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
82.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust	182.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust

83.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust	183.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
84.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust	184.	T-Rex 2x Long Ether Daily Target ETF
85.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust	185.	U.S. Global Investors Funds
86.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust	186.	Union Street Partners Value Fund, Series of World Funds Trust
87.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust	187.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
88.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust	188.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
89.	Innovator ETFs Trust	189.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC	190.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
91.	Ironwood Multi-Strategy Fund LLC	191.	Virtus Stone Harbor Emerging Markets Income Fund
92.	Jensen Quality Growth ETF, Series of Trust for Professional Managers	192.	Volatility Shares Trust
93.	John Hancock Exchange-Traded Fund Trust	193.	WEBs ETF Trust
94.	Kurv ETF Trust	194.	Wedbush Series Trust
95.	Lazard Active ETF Trust	195.	Wellington Global Multi-Strategy Fund
96.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust	196.	Wilshire Mutual Funds, Inc.
97.	Lone Peak Value Fund, Series of World Funds Trust	197.	Wilshire Variable Insurance Trust
98.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers	198.	WisdomTree Trust
99.	Mairs & Power Growth Fund, Series of Trust for Professional Managers	199.	XAI Octagon Floating Rate & Alternative Income Term Trust
100.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Apex Fund Services, 190 Middle Street, Suite 101, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on April 15, 2026.

FORUM FUNDS II

By:	/s/ Zachary Tackett
Zachary Tackett, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on April 15, 2026.

(a)	Principal Executive Officer

/s/ Zachary Tackett
Zachary Tackett
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer (Principal Accounting Officer)

(c)	A majority of the Trustees

/s/ Karen Shaw
Karen Shaw, Trustee
David Tucker, Trustee*
Mark Moyer, Trustee*
Jennifer Brown-Strabley, Trustee*

By:	/s/ Zachary Tackett
Zachary Tackett
As Attorney-in-fact

*	Pursuant to powers of attorney previously filed.

INDEX TO EXHIBITS

Exhibit	Description
None